Exhibit 99.1

Corporate Presentation September 2024 GAIN THERAPEUTICS Parkinson’s Disease KOL Event Biomarkers, Clinical Endpoints, and the Path to Disease Modification Contextualizing the emerging data from GT - 02287 October 14, 2025 NASDAQ: GANX

© 2 0 2 5 - G A I N T H E R A P E U T I C S 2 Certain statements set forth in this presentation are forward - looking and reflect the Company’s plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance (collectively referred to herein as “forward - looking statements”). Forward - looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are often characterized by the use of words such as “believe,” “can,” “could,” “potential,” “plan,” “predict,” “goals,” “seek,” “should,” “may,” “may have,” “would,” “estimate,” “continue,” “anticipate,” “intend,” “expect” or by discussions of strategy, plans or intentions. Such forward - looking statements involve known and unknown risks, uncertainties, assumptions and other important factors that could cause our actual results, performance or achievements or industry results to differ materially from historical results or any future results, performance or achievements expressed, suggested or implied by such forward - looking statements. These include, but are not limited to, statements about the Company’s ability to develop, obtain regulatory approval for and commercialize its product candidates; the timing of future IND submissions, initiation of preclinical studies and clinical trials, and timing of expected clinical results for our product candidates; the Company’s success in early preclinical studies, which may not be indicative of results obtained in later studies or clinical trials; the outbreak of the novel strain of coronavirus disease, COVID - 19, which could adversely impact our business, including our preclinical studies and any future clinical trials; the potential benefits of our product candidates; the Company’s ability to obtain regulatory approval to commercialize our existing or any future product candidates; the Company’s ability to identify patients with the diseases treated by our product candidates, and to enroll patients in clinical trials; the success of our efforts to expand our pipeline of product candidates and develop marketable products through the use of our Magellan platform; the Company’s expectations regarding collaborations and other agreements with third parties and their potential benefits; the Company’s ability to obtain, maintain and protect our intellectual property; the Company’s reliance upon intellectual property licensed from third parties, including the license to use the Company’s Magellan platform; the Company’s ability to identify, recruit and retain key personnel; the Company’s financial performance; developments or projections relating to the Company’s competitors or industry; the impact of laws and regulations; the Company’s expectations regarding the time during which it will be an emerging growth company under the JOBS Act; and other factors and assumptions described in the Company’s public filings. These statements are based on the Company’s historical performance and on its current plans, estimates and projections in light of information currently available to the Company, and therefore, you should not place undue reliance on them. The inclusion of forward - looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Forward - looking statements made in this presentation speak only as of the date of this presentation, and the Company undertakes no obligation to update them in light of new information or future events, except as required by law. You should carefully consider the above factors, as well as the factors discussed elsewhere in this presentation and our public filings, before deciding to invest in our common stock. The factors identified above should not be construed as an exhaustive list of factors that could affect the Company’s future results and should be read in conjunction with the other cautionary statements that are included in this presentation and our public filings. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. If any of these trends, risks or uncertainties actually occurs or continues, the Company’s business, revenue and financial results could be harmed, the trading prices of its securities could decline, and you could lose all or part of your investment. All forward - looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this cautionary statement. Trademarks, Service Marks, and Trade Names This presentation includes our trademarks, and trade names, which are protected under applicable intellectual property laws. This presentation also may contain trademarks, service marks, trade names, and copyrights of other companies, which are the property of their respective owners. Solely for convenience, the trademarks, service marks, trade names, and copyrights referred to in this presentation are listed without the TM, SM, ©, and ® symbols, but we will assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensors, if any, to these trademarks, service marks, trade names, and copyrights. Industry Information Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys and publications and other publicly available information prepared by a number of third - party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. No representations or warranties are made by the Company or any of its affiliates as to the accuracy of any such statements or projections. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those desc ribed above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. Forward - Looking Statements

© 2 0 2 5 - G A I N T H E R A P E U T I C S 3 Gene Mack, President & CEO, Gain Therapeutics

© 2 0 2 5 - G A I N T H E R A P E U T I C S 4 Opening comments, Overview of Parkinson’s Disease and Phase 1b study of GT - 2207 Gene Mack President & Chief Executive Officer GT - 02287 Phase 1b recent data overview Jonas Hannestad . M.D. , Chief Medical Officer All 01 Today’s Agenda Q&A session 02 Kenneth Marek, M.D. - The evolving role of biomarkers in early detection and monitoring Karl Kieburtz , M.D., M.P.H – Clinical outcomes and MDS - UPDRS scale 03 04

© 2 0 2 5 - G A I N T H E R A P E U T I C S 5 About Kenneth Marek, M.D. Kenneth Marek, M.D. is President and senior scientist at the Institute for Neurodegenerative Disorders. Dr. Marek's major research interests include identification of biomarkers for early detection, assessment of disease progression and development of new treatments for neurodegenerative disorders including Neuronal synuclein disease (Parkinson disease and Dementia with Lewy Bodies) , Alzheimer disease and related neurodegenerative disorders. His specific interest has been in in vivo neuroreceptor imaging biomarkers. He has authored numerous neurology and neuroscience publications on these topics. Dr. Marek has and continues to be the principal investigator of several ongoing multi - center international studies (including the Parkinson Progression Marker Initiative (PPMI) and the Parkinson Associated Risk Syndrome (PARS) study. Dr. Marek serves as a special scientific advisor to The Michael J. Fox Foundation. He has served in leadership roles in several organizations focused on neurodegenerative disorders and has been the recipient of numerous grants to support his work in Parkinson disease, Alzheimer Disease and Huntington disease including the Robert A. Pritzker Prize for Leadership in Parkinson's Research. He also was a co - founder of Molecular NeuroImaging , LLC, and Xing imaging LLC companies providing discovery and clinical neuroimaging research services.

© 2 0 2 5 - G A I N T H E R A P E U T I C S 6 About Karl Kieburtz , M.D., M.P.H. Karl Kieburtz M.D., M.P.H. is a Co - Founder of Clintrex Research LLC, a Board member of BlueRidge Life Sciences, and a Professor (part time) of Neurology at the University of Rochester. In his academic career, he was the founding Director of the Center for Health & Technology, the initial Robert J. Joynt Professor in Neurology, and served as the Senior Associate Dean for Clinical Research and Director of the Clinical & Translational Science Institute in Rochester. Dr Kieburtz’s primary research interest is novel therapeutics for neurodegenerative diseases. At the University of Rochester, he led over 2 dozen international clinical trials, fully managed in his organization, including the NINDS sponsored trials of neuroprotective agents for PD (NET - PD), and served as the Chair of the Executive Committee of the Parkinson Study Group. He previously served on, and chaired, the FDA Advisory Committee on Peripheral and Central Nervous System Disorders. He has served as a scientific advisor to the US Government (Veterans Affairs, NIH), and to research Foundations (Michael J Fox, Silverstein). He has published over 450 peer - reviewed publications and has an H index >80. In 2009, he was one of the co - founders of Clintrex Research which has collaborated with over 200 organizations developing products for brain and neurological disorders. Those collaborations have led to the approval of products for Parkinson and Alzheimer disease, migraine and multiple sclerosis. Clintrex was acquired by BlueRidge Life Sciences in 2024. He received his BA in Neuroscience from Amherst College. He completed his MD and MPH degrees at the University of Rochester, as well as his Neurology training and Fellowship in Experimental Therapeutics.

© 2 0 2 5 - G A I N T H E R A P E U T I C S 7 Parkinson’s Disease 7 1.“Parkinson’s Disease: Challenges, Progress, and Promise.” National Institute of Neurolog i cal Disorders and Stroke, U.S. Department of Health and Human Services 2. Smith L and Schapir a AHV. G BA Variants and Parkinson Disease: Mechanisms and Tr eatments. Cells. 20 22 Apr 8;11(8):126 1. doi : 1 0.3 390/ ce lls11 081261 Parkinson’s Disease GBA1 - Parkinson’s Diseas e Genetically defined subpopulation of Parkinson's disease GBA1 mutations cause misfolding of an important enzyme called G C ase GBA1 - PD patients experience earlier disease onset and more severe disease with faster decline in motor and cognition functions. A therapy for disease progression in this subpopulation is needed Largest genetic risk factor for development of Parkinson’s disease Parkinson’s Disease (PD) 1M+ US Patients Up to15% of PD Parkinson’s disease is the second most common neurodegenerative disease 1 But current therapies only treat symptoms and do not prevent disease progression

# GT-02287 and Glucocerebrosidase: A Differentiated Mechanism of Action



Healthy Dopaminergic Neuron
Nucleus
GBA1 Gene
Normal GCase
Endoplasmic Reticulum
Lysosome and Mitochondria
Diseased Dopaminergic Neuron
Mutated GBA1 Gene
Defective GCase
ROS
1
GCase protein misfolding
2
Increased ER stress and ER-associated protein degradation
3
Lysosomal and mitochondrial dysfunction
Accumulation of toxic lysosomal lipid substrates resulting from reduced GCase activity
Alpha synuclein aggregation
Dopaminergic Neuron with Restored GCase Function
Mutated GBA1 Gene
GT-02287
Defective GCase
Normal GCase

**GCase Maintains Cell Health**

Depletes toxic lysosomal substrates

Stabilizes mitochondrial respiratory complex I

**Dysfunctional GCase Increases PD Risk**

Dysfunctional GCase triggers disease cascade affecting multiple organelle functions leading to core motor and cognitive dysfunction

Corrects protein misfolding

Restores enzymatic activity

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# GT-02287 demonstrates a broad neuroprotective effect in preclinical models

### GCase Activity Restoration



% of PFB+ positive fibroblasts
100
80
60
40
20
0
Untreated WT
Untreated L444P
L444P + GT-02287

### Restored Lysosomal Function



Lamp2 area in TH+ neurons (% of control)
250
200
150
100
50
0
Control
CBE
GT-02287

### Toxic Substrate Depletion



GlcCer in fibroblasts (ng/mg protein)
Untreated WT
Untreated L444P
GT-02287

### Reduced ER Stress



BiP protein level (relative to untreated)
1.0
0.5
0.0
Untreated
GT-02287

### Restored Mitochondrial Function



Ratio ROS/TH in TH+ neurons (% of control)
250
225
200
175
150
125
100
75
50
25
0
Control
CBE
GT-02287

### Alpha-Synuclein Depletion



Alpha-synuclein in TH+ neurons (% of control)
250
200
150
100
50
0
Control
CBE
GT-02287

### Neuronal Survival



TH+ neuronal survival (% of control)
125
100
75
50
25
0
Control
CBE
GT-02287

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# Design of Phase 1b Trial in Parkinson's Disease Patients

*An Open-label Study to Assess the Safety, Tolerability, Pharmacokinetics, and Pharmacodynamics of GT-02287 in Participants with Parkinson's Disease With or Without a Pathogenic GBA1 Mutation*



Treatment Period
Follow-up Period
13.5 mg/kg once a day
Dose decrease at any time during treatment if needed
11 mg/kg once a day
End of Study
Day 1
Day 14
Day 30
Day 60
Day 90
Day 105
Biomarkers
Site visit
Blood collection
Lumbar puncture

**Study Extension**

Protocol amendment approved by Australian regulatory authorities

More than half of participants from Part 1 have agreed to continue for another 9 months in Part 2

9-month treatment duration

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# Phase 1b Study Objectives and Endpoints

| | Study Objectives | Endpoints |
|---|---|---|
| Primary | To evaluate the safety and tolerability of GT-02287 | |
| Secondary | To characterize the single-dose and steady state plasma PK profile of GT-02287 | |
| Exploratory | To assess levels of GT-02287 in CSF after at least 12 weeks of daily administration in participants with PD | Concentration of GT-02287 in CSF at 4 hours post-dose after at least 12 weeks of daily administration of GT-02287 |
| | Pharmacodynamic response to GT-02287 via biomarkers analysis of plasma, whole blood, blood cells, and CSF samples | • Gcase activity<br>• Sphingolipid levels<br>• Lysosomal and mitochondrial markers<br>• Inflammatory markers |
| | To explore the effect of GT-02287 on scores from selected clinical scales and questionnaires over a 90-day treatment | Movement Disorder Society Unified Parkinson's Disease Rating Scale **(MDS-UPDRS, OFF state)** and other standard functional scales including MoCA, ADL, etc. |

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© 2 0 2 5 - G A I N T H E R A P E U T I C S 12 Ken Marek., M.D.

A biological marker or biomarker is a characteristic that is objectively measured and evaluated as an indicator of a normal biological processes, pathogenic processes, or pharmacologic response to a therapeutic intervention. Surrogate endpoints (SE) are a subset of biomarkers intended to substitute for a clinical endpoint (CE). What is a biomarker?

Why do we need biomarkers? ● Objective measure of disease biology ● May be present earlier then clinical symptoms or at specific stages of disease ● May identify biologically defined disease subsets ● May allow for targeted treatment ● For clinical trials - reduce the sample size required and/or shorten the time required to detect a therapeutic effect 14 Biomarkers are particularly important for slowly progressive heterogenous disorders with limited access to disease pathology – Neurodegenerative diseases

Biomarkers have a context of use Drug development - Target engagement, Pharmacokinetics,Pharma codynamics 15 Disease onset – start of neurodegeneration Disease progression Biologic subtypes disease subtypes Clinical Subtypes - Non dopamine responsive markers - speech, cognition, balance, psychosis Stage specific biomarkers Response to therapy

Paradigm shift: Biologic Definition of Neuronal Synuclein Disease (NSD) 16 Neuronal Synuclein disease (NSD) is defined by presence of disease - specific neuronal alpha - synuclein (a - syn) pathology (or fully penetrant pathogenic variants in SNCA gene) Two anchors : a - syn pathology (S) As measured today by seed amplification assays (SAA) Any future measures of a - syn pathology may be incorporated Measurable dopaminergic dysfunction /degeneration (D) As measured today by DaT SPECT Any future measures of disease specific dopaminergic dysfunction /degeneration may be incorporated 01 02

Investigating the start of neurodegeneration: a paradigm shift to NSD (Parkinson, Dementia with LEWY Bodies) 17 Source: Kalia, LV, Lang AE et al, Lancet 2015 RBD: REM - sleep Behavior Disorder; EDS: Excessive Daytime Sleepiness; MCI: Mild Cognitive Impairment 3 - 5yr Immune Mitochondrial Lysosomal Synaptic Density Protein Aggregation Function Function Markers Markers Markers Genetics

# PPMI

**Overall Goal:**
Identify Biomarkers of NSD/PD progression to accelerate therapeutics to slow disability

- Biomarker signature that predict progression
- Biomarker signature that identify disease subsets

**Key PPMI pillars**

- Specific biomarker data set
- Standardization of data acquisition and analyses
- Open access/Data sharing

## Study Synopsis

### CLINIC STUDY POPULATION N=5500

- 1100 PPMI current participants
  - 700 PD
  - 100 HC
  - 300 Prodromal
- 1000 newly enrolled at clinical site
  - 900 PD
  - 100 HC
- 2000 Prodromal PD – Enrolled through staged risk (DAT deficit first) paradigm
- 1000 Prodromal PD – Enrolled through staged risk (asyn SAA positive first) paradigm
- 500 PD Enrolled through staged risk (normosmic, asyn SAA negative
- Subjects followed for 5 to 13 years

### ASSESSMENTS/ CLINICAL DATA COLLECTION

- Motor assessments
- Neuropsychiatric/ Neurobehavioral testing
- Autonomic, olfaction, sleep
- DaTSCAN. MRI – imaging sub-studies
- myPPMI
- PPMI Online
- ST DIRECT
- Digital data
- Online cognitive

### BIOLOGIC COLLECTION

- DNA, RNA
- Serum, whole blood and plasma collected at each visit; urine annually
- CSF collected at baseline and then annually
- IPSC in subset
- Skin biopsy
- Samples aliquotted and stored in central biorepository
- Post-mortem tissue

### SHARED DATA & BIOSAMPLES

- Open-source data
- > 18.0 M data downloads
- Biosamples availalble; 300+ sample requests via BRC
- Ancillary study opportunity
- Subjects followed for 5 to 18 years

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crn Collaborative Research Network

Ongoing evaluation of new platforms as available PPMI Core Biomarkers N>3000 participants aSyn SAA (CSF).DAT imaging WGS Targeted Neurodegeneration Analytes N>1000 BL and longitudinal NFL & GFAP (plasma) p - tau 217 (plasma) AB40/42, p - tau 181(CSF) MTBR CSF NULISA N> 1000 BL and longitudinal CNS & Inflammation Panels (plasma & CSF) OLINK N> 1000 plasma & CSF PPMI sample coverage for strategy - driven fluid biomarkers: Data flow to start in May 2025 19

20 Molecular Imaging • DAT imaging • VMAT2 • Substudies – • Tau • Inflammatory • SV2a • Synuclein MR battery: • 3D T1 MRI (MP - RAGE) • 3D FLAIR • Neuromelanin • Diffusion: Multi shell DTI • EPI - BOLD for rs - fMRI DAT Methods Neuromelanin Resting State fMRI PPMI - Imaging

Alpha Synuclein Imaging Landscape 2025 [ 18 F] ACI - 12589, from AC Immune, demonstrated uptake in Multiple System Atrophy (MSA) consistent with the asyn deposition in this disease ( Smith R, Capotosti F, Schain M, et al, Nature Comm 2023); follow - up tracer in development [ 11 C]MK - 7337, Merck, asyn binding in vitro and animal models, Human POC presented at ADPD2025, Plan to move forward with 18F tracer in 25/26 [ 11 C]MODAG - 005, Tuebingen, high affinity (<1 nM) to asyn aggregates, signal in 1 subject with MSA (no controls) (unreviewed preprint, Saw R - S, Haas S, Schmidt F, et al. Research Square 2024), plan to move forward with 18F tracer in 25/26 [ 18 F]FD4 Shanghai group , asyn binding in vitro and animal models and in human POC. Additional studies in PD patients planned in 2025 [ 11 C]SY - 08, Massachusetts General Hospital, in human trials, Presented at ADPD, Additional studies in PD patients planned in 2025 [ 18 F]SPAL - T - 06, National Institutes for Quantum Science and Technology , signal in MSA ( Movement Disorders , letter ), May go forward with additional studies [ 18 F]C05 - 05 reported signal in MSA, as well as in midbrain in PD (unreviewed manuscript [ bioRxive ]). IC 50 reported 1.5 nM , Plans to move forward with improved tracer 21 21

Defining clinical and biological disease characteristics to enable targeted precision therapeutic trials to accelerate drug development 22 Defining a population Genetics Understanding the biologic of the disease Establishing the key determinant and modifiers of neurodegeneration Tracking the the temporal pattern of disease biomarkers to determine the best stage to intervene Develop biomarkers of disease biology and disease progression Genetic Biochemical marker in body fluid and tissue Imaging brain structure and function Digital sensors

© 2 0 2 5 - G A I N T H E R A P E U T I C S 23 Karl Kieburtz , M.D., M.P.H.

Part IV Part III Part II Part I Part Motor Complications Motor Examination Motor Aspects of Experiences of Daily Livings Non - motor Aspects of Experiences of Daily Livings Domain Investigator/Clinician Investigator/Clinician Patient and/or Caregiver Patient and/or Caregiver Rater Dyskinesia and motor fluctuations Motor signs of PD Motor impact of PD on patients’ experience of daily living Non - motor impact of PD on patients’ experiences of daily living Focus 24 MDS - UPDRS: Overview and Regulatory Relevance

Such designs may have sample size savings over trial powered on mean score changes. MDS - UPDRS: Overview and Regulatory Relevance MDS UPDRS scores can be used to calculate mean changes or used in a ‘time to event’ analysis, using a pre - set level of worsening to define the ‘event’ Ongoing trials (Roche, Biohaven ) use worsening in either part 3 ( eg 5 points) or part 2 ( eg 2 points) to define an event, in early to mid - stage PD.

© 2 0 2 5 - G A I N T H E R A P E U T I C S 26 Jonas Hannestad, M.D. Chief Medical Officer, Gain Therapeutics

© 2 0 2 5 - G A I N T H E R A P E U T I C S 27 Phase 1b Initial Data: Demographics and Baseline Characteristics 27 individuals were screened and 21 enrolled from March through September 2025; e nrollment in Part 1 i s now complete The 21 participants include 3 women and 18 men , 2 treatment - naïve, 2 on DBS, and 18 on levodopa +/ - dopamine agonists and other PD drugs Mean age was 63.5 years (range 42 - 83), mean disease duration was 3.0 years (range 0.5 - 7.0), and the mean H&Y score was 1.6 (range 1 - 2.5) Genetic data are currently available in 15 participants: 2 have severe GBA1 variants and 1 has a mild GBA1 variant The mean MDS - UPDRS score at baseline was 5.8, 7.4, and 24.7 for Part I, II, and III, respectively

# Phase 1b Initial Data: Safety and Tolerability

**Adverse Events**

18 participants have experienced 93 treatment emergent adverse events (TEAEs) as of 03 Sep 2025

The most common TEAEs were headache (n=6 participants), lab abnormalities (n=6), diarrhea (n=6), fatigue (n=4), and nausea (n=3)

85% of TEAEs were mild, 11% were moderate, and 5% were severe; there have been no treatment-emergent SAEs

**Discontinuations**

One participant discontinued from the study after 24 days due to panic attacks, nausea, and headaches

**Dosing reduction**

One participant reduced the dose due to headaches

Two participants reduced the dose due to lab abnormalities (see below)

**Dosing interruptions**

One participant interrupted dosing for 7 days due to constipation

One participant had dosing withheld for 30 days due to transient increases in ALT, ALP, and GGT; upon reinitiation of dosing at a lower dose, liver enzymes normalized and remained within normal limits thereafter

One participant had dosing withheld for 4 days due to a transient increase in lipase; upon reinitiation of dosing at a lower dose, lipase levels had normalized and remained within normal limits thereafter

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© 2 0 2 5 - G A I N T H E R A P E U T I C S 29 Phase 1b Initial Data: Plasma PK Plasma concentration versus time on Day 1, n=14 Plasma exposures were within the projected therapeutic range and comparable to exposures observed in healthy volunteers in Phase 1

© 2 0 2 5 - G A I N T H E R A P E U T I C S 30 Phase 1b Initial Data: MDS - UPDRS Changes • No mean imp rovement by Day 30, but mean improvement by Day 90 • This indicates that there is no acute, dopaminergic, symptomatic effect, but that a slower effect may occur • Reduction of 1 - 2 points on UPDRS Part II and 4 - 8 points on Part III is clinically meaningful • Continued dosing required to potentially increase clinical benefit further 0 5 10 15 20 25 30 35 40 Baseline Day 30 Day 90 Mean MDS - UPDRS scores (n=9) Part II Part III Part II+III Change BL to Day 90 Change BL to Day 30 Participant II+III Part III Part II II+III Part III Part II - 4 0 - 4 0 3 - 3 001 - 001 +1 +2 - 1 1 4 - 3 001 - 003 - 5 - 3 - 2 - 7 - 5 - 2 001 - 004 - 4 - 4 0 - 1 - 2 1 002 - 001 - 11 - 12 +1 12 11 1 002 - 002 - 16 - 15 - 1 12 11 1 003 - 001 +11 +6 +5 1 4 - 3 003 - 003 - 5 - 1 - 4 no data 0 004 - 001 - 8 - 7 - 1 - 6 - 9 3 005 - 001 - 4.6 - 3.8 - 0.8 1.5 2.1 - 0.6 Mean

# What's Next?

**01 Analysis**

Full 90-day of analysis enrolled thru June 30, 2025 of functional changes scored according to MDS-UPDRS and biomarker activity in cerebrospinal fluid and blood. Designed to demonstrate potential:

- Safety and tolerability
- Target Engagement
- Delivering broader neuroprotective effect substantiated by biomarker changes
- Stabilization/slowing of disease progression

**02 Results**

Final results from Phase 1b study extension expected 2H26

- Updates will be available throughout 1H26

**03 IND Filing**

IND filing expected by EOY 2025 and begin Phase 2a in PwP in 1H26:

- Phase 2 planning is underway

**04 Insights**

Further insights into mechanism of action and continued clinical development, increase conviction

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© 2 0 2 5 - G A I N T H E R A P E U T I C S 32 Q&A

Corporate Presentation September 2024 Thank you